UNITED STATES OF AMERICA

Before the

SECURITIES AND EXCHANGE COMMISSION

ADMINISTRATIVE PROCEEDING

File No. 3-11858

In the Matter of:	)	ANSWER TO: ORDER INSTITUTING ADMINISTRATIVE PROCEEDING AND NOTICE OF HEARING PURSUANT TO SECTION 12(j) OF THE SECURITIES EXCHANGE ACT OF 1934
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CMKM Diamonds, Inc.,	)
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Respondent.	)
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        CMKM Diamonds, Inc., by its attorneys, Stoecklein Law Group, by Donald J. Stoecklein answers the allegations contained in the Order Instituting Administrative Proceeding and Notice of Hearing Pursuant to Section 12(j) of the Securities Exchange Act of 1934 (the "Act"), as follows:

RESPONDENT'S STATEMENT OF FACTS

        CMKM DIAMONDS INC. was originally incorporated in the State of Delaware on or about June 9, 1998 as Cyber Mark International Corp. ("Cyber"). On August 3, 1999 Cyber filed a 10-SB12G Registration Statement with the Securities and Exchange Commission to voluntarily become a registrant under Section 12(g) of the Act, which Registration Statement became effective October 4, 1999. At this time Cyber had 6,104,300 shares of common stock issued and outstanding to approximately 41 stockholders.

        Cyber's common stock began trading on the Over-the-Counter Bulletin Board on February 15, 2000 under the trading symbol "CMKI".

        Cyber's original auditor, Citran Cooperman & Company, LLP served as independent auditors for Cyber from the period ended December 31, 1998 until May 18, 2001, at which time Cyber engaged the services of David E. Coffey, CPA. Mr. Coffey continued as the Registrant's auditor until January 15, 2003.

        On or about April 18, 2002, Cyber filed Articles of Conversion with the Secretary of State of the State of Nevada, in order to change its corporate domicile, resulting in Cyber becoming a Nevada Corporation.

        On or about November 25, 2002, Cyber entered into a Claims Purchase and Exploration Rights Agreement with Urban Casavant, Individually and as Agent for Fort A LA Corne Diamond Fields, Inc., Buckshot Holdings, Ltd., Commando Holdings, Ltd, 191919307 Saskatchewan Ltd, 101012190 Saskatchewan Ltd, 101027101 Saskatchewan Ltd and Morgan Minerals, Inc. collectively "Sellers," wherein Sellers conveyed to Cyber all rights, title and interest in the exclusive mineral exploration and mining rights on all or any portion of the Property Claims defined within the Agreement, in exchange for 2,800,000,000 shares of Cyber's restricted common stock with registration rights and $2,000,000. Upon effectiveness of the Agreement, Ian McIntyre, Cyber's then current officer and director, prior to his resignation appointed: (i) Urban Casavant as Chairman of the Board, President and CEO; (ii) Carolyn Casavant as a member of the Board of Directors and as Vice President of Claims; and (iii) Wesley Casavant as Secretary/Treasurer. Urban Casavant, Carolyn Casavant, nor Wesley Casavant had U.S. public company reporting experience at the time of their appointments. As a result of the acquisition Agreements, on or about December 3, 2002, Cyber's Articles of Incorporation were amended to change its name to Casavant Mining Kimberlite International, Inc. ("CMKM").

        On December 3, 2002, CMKM hired David DeSormeau, a 32 year veteran of financial accounting systems, to act as CMKM's CFO and to work with the auditor to ensure seamless integration with newly enacted Securities and Exchange Commission auditing practices for public companies. Approximately one month after Mr. DeSormeau's engagement, CMKM's auditor resigned. On or about January 15, 2003, at a meeting of a majority of stockholders, Mr. DeSormeau was appointed as a director and Treasurer. Due to CMKM's inability to file its Form 10-KSB on or before March 31, 2003 for the period ended December 31, 2002, CMKM began trading on the "pink sheets" on May 23, 2003, whereon generally, 12g reporting is not a requirement.

        On July 22, 2003, upon the advice of counsel, a Form 15 pursuant to Rule 12g-4(a)(1)(i) was filed as certification and notice of termination of registration under Section 12(g) of the Act, stating that at the time of filing the Form 15 CMKM had approximately 300 stockholders of record. A copy of the Form 15 is attached as Exhibit A.

        On or about February 5, 2004, CMKM's Articles of Incorporation were amended to change its name to CMKM Diamonds Inc. (the "Company").

        On June 4, 2004, the Company retained the services of Roger Glenn, Esq. from the New York law firm Edwards & Angell LLP to assist in preparing the required SEC reports in anticipation of requesting a market maker to resubmit the Company to the Over-the- Counter Bulletin Board for quotation. In a press release dated June 16, 2004, Mr. Glenn was quoted as stating "We have been retained by the Company to resolve the problems it has been facing, and we expect to devote significant efforts immediately toward that goal. The company has advised us that it is dedicated to complying fully with all requirements on it, and we are pleased to act as counsel to it on that basis". In July of 2004, Mr. Casavant suffered a stroke, which left him with no alternative but to rely upon the professionals he had retained to oversee the Company operations until he completed rehabilitation and was able to take control again.

        The Company continued its efforts to bring its filings up to date by engaging Neil Levine, of the Firm of Bagell, Josephs & Company, LLC, as independent auditor.

        During the 3rd or 4th quarter of 2004, the Enforcement Division launched an investigation in the "Matter of U.S. Canadian Minerals, Inc. LA-2937." Under the umbrella of the LA-2937 investigation, the Enforcement Division caused the issuance of subpoenas, deposed and interrogated CMKM Diamonds' consultants and management, inclusive of the Company's new auditor, the Company's financial consultant, and Edwards & Angell LLP. In addition, a subpoena was issued directly to CMKM Diamonds, whereunder the Company supplied significant information to the Commission, including substantial information regarding the Company's mining claims. Urban Casavant, the Company's sole officer and director, as a result of a recent stroke and under the advice of counsel, asserted his 5th Amendment privilege.

        In February of 2005, it was clear to Company management that they needed to be more aggressive if they were to complete the necessary reports for filing with the SEC and to enable a market maker to sponsor the Company to the Over-the-Counter Bulletin Board. Therefore, the Company appointed Mr. Robert Maheu to the Board of Directors in order to oversee the necessary regulatory requirements. Mr. Maheu, on behalf of the Company, immediately retained the services of Stoecklein Law Group on February 7, 2005 for the primary purpose of coordinating the preparation of all reports due under the Act for the respective missing periods. Upon its initial due diligence of the Company, Stoecklein Law Group realized that at the time of filing the initial Form 15, the Company had 698 stockholders of record and that the filing of a Form 15 was not available to the Company as of July of 2003.

        On February 15, 2005, Stoecklein Law Group contacted the Division of Corporate Finance for a determination as to the most appropriate method of bringing the Company in compliance with Section 13(a). (See letter from Stoecklein Law Group to Division of Corporation Finance dated February 16, 2005, a copy of which is attached as Exhibit B). On February 17, 2005, Stoecklein Law Group advised the Company to file a Form 15/A which resulted in the Company being subject to the reporting requirements of Section 12(g) of the Act. (A copy of the Form 15/A, filed on February 17, 2005 is attached as Exhibit C). From the date of the filing of the Form 15 (July 22, 2003) until contact with the Securities and Exchange Commission, Division of Corporate Finance by Stoecklein Law Group on February 4, 2005, the Company was under the belief that it was not required to file periodic reports pursuant to Section 13(a) of the Exchange Act. It should be further noted that even though the filing of the Form 15 was flawed on its face, there was no response from the Securities and Exchange Commission to the Company.

        During March 2005 a financial consulting firm was retained to assist the Company in its financial statements and logistical coordination was commenced between management, the financial consulting firm, the audit firm, Stoecklein Law Group, and the transfer agent.

        On March 16, 2005, the Division of Enforcement filed the Order Instituting Administrative Proceeding against the Company. The Company believes that as a result of the Enforcement Division investigation in LA-2937, the Enforcement Division caused the issuance of a temporary trading suspension on March 3, 2005 and the issuance of the Order Instituting Administrative Proceeding on March 16, 2005. While the actions by the Enforcement Division are designed to be remedial, they may in fact be causing a punitive effect on the Company's stockholders by further perpetuating a growing "naked short" position in the Company's stock, as alleged by numerous stockholders.

WITH RESPECT TO SECTION I

  Respondent CMKM Diamonds admits, upon information and belief, that the Commission's public official files disclose the matters set forth in paragraph 1, and refers to said files for their contents.

WITH RESPECT TO SECTION II

  With respect to paragraph 1 of Section II, Respondent CMKM Diamonds: admits, that Respondent is a Nevada corporation based in Las Vegas, Nevada; admits that Respondent CMKM Diamonds' common stock is registered under Section 12(g) of the Exchange Act; however, Respondent CMKM Diamonds alleges that it does not have and cannot obtain information sufficient to admit or deny any other allegations contained in such paragraph, and on that basis denies such allegations.

  With respect to paragraph 2 of Section II, Respondent CMKM Diamonds admits, upon information and belief, that the Commission's Section 13(a) of the Exchange Act rules disclose the matters set forth in paragraph 2, and refers to said files for their contents.

  With respect to paragraph 3 of Section II, Respondent CMKM Diamonds admits the allegations contained in such paragraph.

  With respect to paragraph 4 of Section II, Respondent CMKM Diamonds does not have and cannot obtain information sufficient to admit or deny the allegations contained in paragraph 4, except admits that a Form 15 was filed under the name of Casavant Mining Kimberlite International, Inc. on July 22, 2003.

  With respect to paragraph 5 of Section II, Respondent CMKM Diamonds admits the allegations contained in such paragraph.

  With respect to paragraph 6 of Section II, Respondent CMKM Diamonds denies the allegations contained in such paragraph.

WITH RESPECT TO SECTION III

  With respect to Section III, Respondent CMKM Diamonds does not have and cannot obtain information sufficient to admit or deny the statements contained in said paragraph, however, denies that a public administrative proceeding instituted pursuant to Section 12(j) of the Exchange Act is appropriate for the protection of investors.

WITH RESPECT TO SECTION IV

  With respect to Section IV, Respondent CMKM Diamonds admits, upon information and belief, that the Commission's public official files disclose the matters set forth in said Section, and refers to said files for their contents, and the Orders stated therein.

        This Respondent, CMKM Diamonds denies each and every allegation of the Division of Enforcement not herein admitted, qualified, or denied.

FIRST AFFIRMATIVE DEFENSE

        Respondent CMKM Diamonds alleges and believes that the Commission lacks authority to conduct the proceedings herein.

SECOND AFFIRMATIVE DEFENSE

        The allegations of the Office of the Division of Enforcement fail to state a claim upon which the Commission can render sanctions as requested in Section III B of the Order Instituting Administrative Proceeding.

THIRD AFFIRMATIVE DEFENSE

        The allegations of the Office of the Division of Enforcement are barred by laches.

FOURTH AFFIRMATIVE DEFENSE

        In light of the allegations contained in Section II, paragraph 1 and paragraph 2, of the Division of Enforcement, the allegations that the Commission deems it necessary and appropriate for the protection of investors that a public administrative proceeding be instituted against Respondent CMKM Diamonds, Inc. to suspend for a period not exceeding twelve months, or revoke the registration of each class of CMKM Diamonds' securities is inconsistent with Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder.

FIFTH AFFIRMATIVE DEFENSE

        In light of the Statement of Facts as enunciated by Respondent, Respondent deems the sanctions as proposed by the Division of Enforcement to be punitive remedies against individual and indispensable parties who have not had an opportunity for appearance herein, and on that basis it would be unconstitutional for the Commission to take any disciplinary action based thereon.

SIXTH AFFIRMATIVE DEFENSE

        In light of the Statement of Facts as enunciated by Respondent, Respondent deems the sanctions as proposed by the Division of Enforcement to be punitive in nature against the Respondent CMKM Diamonds for the following reasons:

  Respondent, pursuant to Rule 12g-4(b), had 60 days after the filing of the amended Form 15 on February 17, 2005, which would be on or about April 17, 2005, to file its reports. Respondent's actions lack egregiousness, in that its obligations did not occur until after the filing by the Commission of the Order at hand.

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  Respondent's actions were isolated and not recurrent in that once the Respondent learned of the requirement for filing the amended Form 15 on February 15, 2005, the Respondent immediately commenced setting into motion the preparation of financial statements, setting meetings with the Company's auditor, and counsel for the Company in anticipation of the preparation of the periodic reports.

  Respondent lacked the scienter required for willful misconduct, in that Respondent relied on the advice of counsel indicating that no reports were required after the filing of the Form 15 on July 22, 2003.

  Respondent has demonstrated the sincerity of Respondent's assurances against future violations by nominating an additional board member for purposes of conducting an internal investigation of the Respondent's corporate matters, setting up procedural internal controls, and setting into motion the coordination of bringing current the outstanding periodic reports. As a result, significant dollars have been spent by Respondent to assure its corporate compliance with the reporting requirements of the Act.

  Respondent recognizes that it was of the mistaken belief that Respondent was not required to file periodic reports as of July 22, 2003, and has recognized the wrongful nature of its failure, and has taken corrective action.

  Respondent has established significant reporting controls to provide assurances that Respondent will not either mistakenly, or intentionally violate the reporting requirements, once such reports are brought up to date and current.

  Respondent's financial position is such that Respondent is able to incur the costs associated with its reporting obligations.

  Respondent has retained professionals specializing in federal securities and public company reporting requirements and is sincere in its desire to continue with its reporting requirements under the Act.

SEVENTH AFFIRMATIVE DEFENSE

        That the relief sought in Section III B is vague and ambiguous.

EIGHTH AFFIRMATIVE DEFENSE

        In Section II, paragraph 3 the Division of Enforcement alleges that CMKM Diamonds has not filed an Annual Report on either Form 10-K or Form 10-KSB since May 9, 2002, or quarterly reports on either Form 10-Q or Form 10-QSB since November 18, 2002. Respondents first missed filing of a periodic report was on March 31, 2003, when the Respondent's did not file its Form 10-KSB for the period ending December 31, 2002. In Section II, paragraph 4 the Division of Enforcement alleges that CMKM Diamonds filed a Form 15 on or about July 22, 2003. Respondent was under the belief, mistaken or otherwise, that its duties as an issuer was suspended immediately upon filing its Form 15 certification pursuant to 12g-4(b). Therefore, Respondents failure to comply, if at all, with Section 13(a) was not known until February 15, 2005, when counsel for the Respondent discovered the error, and filed the amended Form 15, thereby subjecting the Respondent to its reporting obligations.

        Respondent alleges as an Eighth Affirmative Defense that pursuant to 12g-4(b), Respondent was entitled to a 60 day period, expiring on April 17, 2005, following the filing of the Form 15/A to bring its missing reports current. Therefore, any proceeding to revoke or suspend the registration of the Respondent's securities is premature.

NINTH AFFIRMATIVE DEFENSE

        In light of the allegations contained in Section II, paragraph 1 and paragraph 2, by the Division of Enforcement, the allegations that the Commission deems it necessary and appropriate for the protection of investors that a public administrative proceeding be instituted against Respondent CMKM Diamonds, Inc. to suspend for a period not exceeding twelve months, or revoke the registration of each class of CMKM Diamonds' securities is inconsistent with the allegations contained in such paragraphs. The purpose of the sanction imposed is intended to be remedial in nature, not to punish the respondent or its stockholders but to protect the public, to achieve voluntary compliance with the law and to deter the respondent from future violations.

        As an affirmative defense to the proposed sanctions, Respondent proposes that Respondent: (i) has no prior record of non-compliance with SEC regulations; (ii) has voluntarily taken corrective action by contacting the Commission itself prior to the issuance of an Order Instituting Administrative Proceeding; (iii) has demonstrated to the Commission a willingness to take corrective action; (iv) has cooperated with the Commission; (v) the alleged violations are not fraudulent in nature; (vi) there was no intent by Respondent to not comply with Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder; (vii) Respondent's management was inexperienced in operating a public company; (viii) Respondent's sole officer and director suffered serious health issues during a portion of the time period referenced; (ix) Respondent relied upon the professional advice of prior counsel in filing the original Form 15; and (x) Respondent brought to the attention of the Commission, the very issue for which the Commission has instituted the Administrative Hearing.

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        WHEREFORE, having fully answered, Respondent, CMKM Diamonds Inc. pray:

  That the relief described in Section III B of the Order Instituting Administrative Proceeding be denied and the proceedings herein dismissed; and

  That Respondent CMKM Diamonds be given all and such other further relief as the Commissioner may deem just and proper.

Respectfully submitted,

/s/ Stoecklein Law Group

Stoecklein Law Group

Donald J. Stoecklein

Counsel for CMKM Diamonds Inc.

Emerald Plaza

402 West Broadway

Suite 400

San Diego, California 92101

(619) 595-4882

(619) 595-4883

EXHIBIT A

United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 15

CERTIFICATION AND NOTICE OF TERMINATION OF REGISTRATION UNDER SECTION 12(g) OF THE SECURITIES EXCHANGE ACT OF 1934 OR SUSPENSION OF DUTY TO FILE REPORTS UNDER SECTIONS 13 AND 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Commission File Number 000−30551

Casavant Mining Kimberlite International, Inc.

(Exact name of registrant as specified in its charter)
1481 West Warm Springs Road, Suite 133, Las Vegas, NV 89014(702)946−6747
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Common Stock, $.0001 par value
(Title of each class of securities covered by this Form)

None
(Titles of all other classes of securities for which a duty to file reports under section 13(a) or 15(d) remains)

Please place an X in the box(es) to designate the appropriate rule provisions(s)relied upon to terminate or suspend the duty to file reports:

Rule 12g−4(a)(1)(i) [X]	Rule 12h−3(b)(1)(i) [ ]
Rule 12g−4(a)(1)(ii) [ ]	Rule 12h−3(b)(1)(ii) [ ]
Rule 12g−4(a)(2)(i) [ ]	Rule 12h−3(b)(2)(i) [ ]
Rule 12g−4(a)(2)(ii) [ ]	Rule 12h−3(b)(2)(ii) [ ]
Rule 15d−6 [ ]	

Approximate number of holders of record as of the certification or notice date.
300

Pursuant to the requirements of the Securities Exchange Act of 1934, Casavant Mining Kimberlite International, Inc. has caused this certification/notice to be signed on its behalf by the undersigned duly authorized person.

Date: 07/17/03

By:/s/Urban Casavant
Urban Casavant, President

Instruction: This form is required by Rules 12g−4, 12h−3 and 15d−6 of the General Rules and Regulations under the Securities Exchange Act of 1934. The registrant shall file with the Commission three copies of Form 15, one of which shall be manually signed. It may be signed by an officer of the registrant, by counsel or by any other duly authorized person. The name and title of the person signing the form shall be typed or printed under the signature.

A-1

EXHIBIT B

Stoecklein Law Group, a Professional Corporation

Practice Limited to Federal Securities

Telephone (619) 595-4882
Facsimile (619) 595-4883
Email: djs@slgseclaw.com
Web: www.slgseclaw.com

February 16, 2005

Kevin M. O'Neill
Special Counsel
Office of Small Business Policy
Division of Corporation Finance
Securities and Exchange Commission
450 5th Street NW
Washington, D.C. 20549-0310

RE: Casavant Mining Kimberlite International, Inc. – Form 15 Filing
Commission File Number 000-30551

Dear Mr. O'Neill:

This correspondence is in follow up to our conversation yesterday wherein we discussed Casavant Mining Kimberlite International, Inc. (CMK) and its filing of a Form 15 on July 22, 2003 for the intended purpose of terminating CMK's reporting obligations under section 12(g) of the Exchange Act.

As we discussed in our conversation,, a class of securities registered under the Exchange Act can be deregistered if (1) the shareholders of record in the appropriate class fall below 300, [1] or (2) if the issuer has fewer than 500 shareholders of record (but more than 300) in the appropriate class and its total assets did not exceed $10 million on the last day of each of its three most recent fiscal years.[2] Termination of registration takes place ninety days, or such shorter period as may be authorized by the Commission, after the issuer files a certification with the Commission reciting the *appropriate factual basis for deregistration.*

According to a shareholders list supplied by CMK's Transfer Agent, on July 22, 2003, CMK had 698 record shareholders. On July 22, 2003 CMK filed a Form 15 representing that pursuant to Rule 12g-4(a)(1)(i) the shareholders of record of CMK fell below 300, while on the same form representing that the "Approximate number of holders of record as of the certification or notice date: [was] 300."

[1] Securities Exchange Act § 12(g)(4), 15 U.S.C.A. §781(g)(4).
[2] Rule 12g-4.

B-1

SEC-Kevin O'Neill
February 16, 2005
Page 2

To clarify the error in filing, and in conformity with our discussion yesterday, we are hereby filing a Form 15/A - Amendment No. 1, copy attached, for purposes of amending the Form 15 initially filed on July 22, 2003 in order to revoke the Original Filing.

On behalf of CMK, we understand that CMK must now effectuate bringing its 12g reporting obligations up to date in a timely manner.

We appreciate your and the Commission's efforts in assisting CMK in clarifying its reporting obligations under the Exchange Act.

Yours truly,

Donald J. Stoecklein

Cc Mahen
    CMK

B-2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 15/A
(Amendment No. 1)

CERTIFICATION AND NOTICE OF TERMINATION OF REGISTRATION UNDER SECTION 12(g) OF THE SECURITIES EXCHANGE ACT OF 1934 OR SUSPENSION OF DUTY TO FILE REPORTS UNDER SECTIONS 13 AND 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Commission File Number 000-30551

Casavant Mining Kimberlite International, Inc.
(Exact name of registrant as specified in its charter)

1481 West Warm Springs Road, Suite 133, Las Vegas, Nevada 89014; (702) 946-6747
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Common Stock, par value $0.0001 per share
(Title of each class of securities covered by this Form)

None
(Titles of all other classes of securities for which a duty to file reports under section 13(a) or 15(d) remains)

**EXPLANATORY NOTE: This Amendment No. 1 to Form 15 is being filed to amend the Form 15 initially filed on July 22, 2003 (the "Original Filing"), with the Securities and Exchange Commission in order to revoke the Original Filing. As of the date of the Original Filing Casavant Mining Kimberlite International, Inc. had approximately 698 stockholders of record, thereby making the use of Form 15 inapplicable.

The Original Filing is hereby superseded and revoked with respect to the information set forth in this Amendment No. 1. Casavant Mining Kimberlite International, Inc. will be required to submit filings under Section 12g of the Securities Exchange Act of 1934, as amended.

Please place an X in the box(es) to designate the appropriate rule provisions(s) relied upon to terminate or suspend the duty to file reports:

Rule 12g-4(a)(1)(i)	/ /	Rule 12h-3(b)(1)(i)	/ /
Rule 12g-4(a)(1)(ii)	/ /	Rule 12h-3(b)(1)(ii)	/ /
Rule 12g-4(a)(2)(i)	/ /	Rule 12h-3(b)(2)(i)	/ /
Rule 12g-4(a)(2)(ii)	/ /	Rule 12h-3(b)(2)(ii)	/ /
		Rule 15d-6 ————	/ /

Approximate number of holders of record as of the certification or notice date: 698

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Casavant Mining Kimberlite International, Inc. has caused this certification/notice to be signed on its behalf by the undersigned duly authorized person

Date: February 16, 2005

By: /s/ Urban Casavant
Urban Casavant, President and Chief Executive Officer

C-1

Certificate of Service

I certify that on April 11, 2005, I caused the foregoing to be served on the below listed persons by being placed in the U.S. Mail postage prepaid for delivery to the following persons, and by fax as indicated.

Office of the Secretary

Securities and Exchange Commission

450 5th Street, N. W. Mail Stop 6-9

Washington D.C. 20549

(original and three copies)

Honorable Brenda P. Murray

Administrative Law Judge

450 5th Street, N.W. Mail Stop 1106

Washington D.C. 20549-1106

(and by facsimile to: 202.942.9655)

Leslie Hakala or John B. Bulgozdy

Counsel for the Division of Enforcement

Securities and Exchange Commission

5670 Wilshire Boulevard, Suite 1100

Los Angeles, CA 90036

(and by facsimile to: 323.965.3394)

Bill Frizzell

Frizzell Law Group

305 S. Broadway, Suite 302

Tyler, TX 75702

(and by facsimile to: 903.595.4383)

/s/ Andrea L. Vierkant

Andrea L. Vierkant